UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2023

New York City REIT, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Completion of 1-for-8 Reverse Stock Split

On January 11, 2023, New York City REIT, Inc., a Maryland corporation (the “Company”) completed a previously announced reverse stock split of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), and a corresponding adjustment to the outstanding limited partnership interests, including the Class A units, of its operating partnership, New York City Operating Partnership. L.P. (the “Operating Partnership”), at a ratio of 1-for-8 (the “Reverse Stock Split”). The Reverse Stock Split took effect at 5:00 p.m. Eastern Time on January 11, 2023 (the “Effective Time”) and automatically converted each share of Common Stock outstanding at that time into 0.125 shares of Common Stock.

The Reverse Stock Split affected all holders of Common Stock uniformly and did not affect any common stockholder’s percentage ownership interest in the Company, except for de minimus changes as a result of the elimination of fractional shares, as described below. As a result of the Reverse Stock Split, the number of shares of the Company’s Common Stock outstanding was reduced from approximately 15.4 million to approximately 1.9 million shares as of the Effective Time.

Holders of the Company’s Common Stock were not required to take any action as a result of the Reverse Stock Split. Their accounts were automatically adjusted to reflect the number of shares owned.

All equity and equity-based awards outstanding under the Amended and Restated Employee and Director Incentive Restricted Share Plan of American Realty Capital New York City REIT, Inc., the 2020 Omnibus Incentive Compensation Plan of the Company, the 2020 Advisor Omnibus Incentive Compensation Plan of the Company, and the Company 2020 Advisor Multi-Year Outperformance Award Agreement will be revised to ratably adjust the aggregate number of shares of Common Stock or partnership interests of the Operating Partnership, as applicable, to reflect the Reverse Stock Split.

Charter Amendments

In connection with the Reverse Stock Split, on January 11, 2023, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland (“MSDAT”) that provided for:

(i)	a 1-for-8 Reverse Stock Split of the Company’s Common Stock, effective at 5:00 p.m. Eastern Time on January 11, 2023 (the “First Amendment”); and

(ii)	the par value of the Common Stock to be decreased from $0.08 per share (as a result of the 1-for-8 Reverse Stock Split) back to $0.01 per share, effective at 5:01 p.m. Eastern Time on January 11, 2023 (the “Second Amendment”).

Trading of the Common Stock on the New York Stock Exchange (“NYSE”) is expected to commence on a split-adjusted basis on January 12, 2023 under the existing trading symbol “NYC.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 649439304.

Pursuant to the First Amendment, any fractional share of Common Stock that would otherwise have resulted from the Reverse Stock Split will be settled by cash payment, calculated on the basis of the closing trading price of the Common Stock (as adjusted for the Reverse Stock Split) on January 11, 2023 on the NYSE multiplied by such fraction.

The foregoing descriptions of the amendments to the Company’s charter do not purport to be complete and are qualified in their entirety by reference to each amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On January 9, 2023, the Company issued a press release announcing the intent to change the Company’s name effective January 19, 2023. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On January 12, 2023, the Company issued a press release announcing, among other things, the completion of the Reverse Stock Split. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Termination of REIT Status

On January 9, 2023, the Company’s board authorized termination of the Company’s REIT election which when terminated will be effective January 1, 2023. In connection therewith, the Company will file a certificate of notice with MSDAT notifying stockholders of the board’s determination that it is no longer in the best interests of the Company to continue to be qualified as a REIT and that therefore the restrictions on ownership and transfer of Shares (as defined in the Company's charter) set forth in Article V, Section 5.7 of the Company's charter shall no longer apply.

Change of Corporate Name

On January 9, 2023, the Company’s board approved a change in name from “New York City REIT, Inc.” to “American Strategic Investment Co.” The name change will not become effective until January 19, 2023 at which time the Company will file an amendment to the Company’s charter with the Secretary of State of the State of Maryland. Trading of the Common Stock on the NYSE under the new name will begin on January 20, 2023 under the existing trading symbol “NYC.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s potential election to terminate its status as a REIT, (b) the anticipated benefits of the potential Reverse Stock Split, (c) whether the Company will be able to successfully acquire new assets or businesses, (d) the potential adverse effects of (i) the global COVID-19 pandemic, including actions taken to contain or treat COVID-19, (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, and (iii) inflationary conditions and higher interest rate environment, (e) the fact that the Company had to restate or revise certain of its historical financial statements and has identified a material weakness in its internal controls over financial reporting and (f) that any potential future acquisition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 18, 2022 and all other filings with the Securities and Exchange Commission after that date including but not limited to subsequent Quarterly Reports on Form 10-Q, Amendments to Quarterly Reports on Form 10-Q/A and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment – Reverse Stock Split.
3.2	Articles of Amendment – Par Value Decrease.
99.1	Press Release dated January 9, 2023.
99.2	Press Release dated January 12, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New York City REIT, Inc.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President and Secretary

Dated: January 12, 2023